UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 6, 2012
Date of Report (Date of earliest event reported)

GLOBAL RESOURCE ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-157558	68-0677348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bay #20, 4216 – 64th Ave SE, Calgary, AB, Canada	T2C 2B3
(Address of principal executive offices)	(Zip Code)

 (403) 801-2755
Registrant’s telephone number, including area code

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.01.  - Other Events

Global Resource Energy Inc. (the "Company") has today issued a press release, attached hereto as Exhibit "A", which release was issued in error and has been retracted by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL RESOURCE ENERGY INC.
DATE: December 6, 2012	/s/Robert Baker
Name: Robert Baker
President/Chief Executive Officer